UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  August 19, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.	Delaware	76-0291058
TE Products Pipeline Company,
Limited Partnership	Delaware	76-0329620
TCTM, L.P.	Delaware	76-0595522
TEPPCO Midstream Companies, L.P.	Delaware	76-0692243
(Exact name of Registrant as specified in its charter)	(State of Incorporation	(I.R.S. Employer
	or Organization)	Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 19, 2005, TEPPCO Partners, L.P. (“TEPPCO”), Texas Eastern Products Pipeline Company, LLC (“TEPPCO GP”), TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P., TEPPCO GP, Inc., (collectively, the “TEPPCO Entities”), Enterprise Products Partners L.P. (“Enterprise”), EPCO, Inc. (“EPCO”), Enterprise Products Operating L.P. (“Enterprise OLP”), Enterprise Products GP, LLC (“Enterprise GP”) , Enterprise Products OLPGP, Inc. (“Enterprise OLPGP”), Enterprise GP Holdings L.P. and EPE Holdings, LLC (“EPE”) entered into the Third Amended and Restated Administrative Services Agreement (“Amended Agreement”), dated August 15, 2005, but effective as of February 24, 2005, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

On February 24, 2005, an affiliate of EPCO acquired 100% of the membership interests of TEPPCO GP, which owns a 2% general partner interest in TEPPCO and 2.5 million limited partner units of TEPPCO.

Prior to the amendment of the Amended Agreement, the Amended Agreement provided for EPCO to provide administrative, management and operating services to the Enterprise Partnership Entities (defined as Enterprise, Enterprise GP, Enterprise OLP, Enterprise OLPGP and any affiliate controlled by any of them), and for the Enterprise Partnership Entities to reimburse EPCO for all of its costs and expenses that are directly or indirectly related to the business or activities of the Enterprise Partnership Entities. The Amended Agreement provides that EPCO will continue to provide such services to the Enterprise Partnership Entities in exchange for such cost and expense reimbursement, and that EPCO shall also provide such services to new parties to the Amended Agreement under the same arrangement.

Exhibit B to the Amended Agreement, which is incorporated by reference into this Item 1.01, outlines the corporate governance structure and policies and procedures to address potential conflicts among, protect the confidential information of, and govern the sharing of EPCO personnel between the Enterprise Partnership Entities, the TEPPCO Entities and EPE.  Exhibit B provides, among other things, that

•                  there shall be no overlap in the independent directors of Enterprise GP, EPE and TEPPCO GP;

•                  there shall be no overlap in the EPCO employees performing commercial and development activities involving certain defined potential overlapping assets (“Potential Overlapping Assets”) for the Enterprise Partnership Entities and EPE on the one hand and the TEPPCO Entities on the other hand; and

•                  certain screening procedures are to be followed if an EPCO employee performing commercial and development activities becomes privy to commercial information relating to a Potential Overlapping Asset of any entity for which such employee does not perform commercial and development activities.

Item 9.01.  Financial Statements and Exhibits.

(c)          Exhibits:

Exhibit Number	Description

99.1

Third Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated August 15, 2005, but effective as of February 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

By:	Texas Eastern Products Pipeline Company, LLC
General Partner

/s/ TRACY E. OHMART
Tracy E. Ohmart
Chief Financial Officer

Date:  August 24, 2005